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EXHIBIT 32.2

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    (SUBSECTIONS (a) AND (b) OF SECTION 1350,
                  CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of MKA Capital, Inc., a Nevada corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the year ended December 31 2005 as filed with the Securities and Exchange Commission (the "10-KSB Report") that:

(1) the 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                MKA Capital, Inc

Date:  April 26, 2006
                                                         By: /S/ Ronald Gorthuis
                                                      --------------------------
                                                                 Ronald Gorthuis
                                                         Chief Financial Officer